Exhibit 4.2

NUMBER

CI0250

COMMON STOCK

CLEARANT, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

SHARES

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP 184690 10 5

This Certifies That

SPECIMEN

is the owner of

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.001 PAR VALUE, OF

CLEARANT, INC.

(the "Corporation") transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

Donald Lewis

Secretary

Clearant, Inc. CORPORATE SEAL NEVADA

Chief Executive Officer

Countersigned and Registered:
AMERICAN STOCK TRANSFER & TRUST COMPANY
(New York, NY) Transfer Agent and Registrar

By

Authorized Signature

© SECURITY-COLUMBIAN UNITED STATES BANKNOTE CORPORATION

     If the Corporation is authorized to issue more than one class of stock, the Corporation will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock thereof of the Corporation, and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the Corporation.
     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	— as tenants in common

TEN ENT	— as tenants by the entireties

JT TEN	— as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT -		Custodian
	(Cust)		(Minor)

under Uniform Gifts to Minors

Act
(State)

Additional abbreviations may also be used though not in the above list.
For Value Received, ________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE

Shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney to transfer the said stock on the books of the within named Company with full power of substitution in the premises.

Dated
	NOTICE:	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.
Signature(s) Guaranteed:

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.